UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2014

DRONE AVIATION HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-150332	46-5538504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11653 Central Parkway, Jacksonville, FL 32224
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (904) 245-1788

9521-B Riverside Parkway, #134, Tulsa, Oklahoma 74137
(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 7.01 REGULATION FD DISCLOSURE.

On August 27, 2014, the Company formed a Strategic Advisory Board (the “SAB”) whose purpose is to assist and provide advice to the Company’s Board of Directors and management regarding the Company’s corporate strategic plan and matters of particular strategic importance to the Company.  In connection with the formation of the SAB, the Company entered into Strategic Advisory Board Agreements with the initial two members of its SAB, which agreements call for compensation to be paid in shares of the Company’s restricted common stock, par value $0.0001 per share (the “Common Stock”).

The shares of Common Stock issued to the members of the SAB (i) have reverse vesting over a twelve (12) month period, (ii) were not registered under the Securities Act of 1933, as amended (the “Securities Act”), and (iii) were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Rule 506 promulgated thereunder.  Certificates representing these shares will contain a legend stating the above restrictions applicable to such shares.

A copy of the SAB Charter and a form of Strategic Advisory Board Agreement are filed herewith as Exhibit 10.1 and 10.2, respectively.

The foregoing information is a summary of each of the documents and agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those documents and agreements, each of which is attached as an exhibit to this Current Report on Form 8-K.  Readers should review those documents and agreements for a complete understanding of the terms and conditions associated with this transaction.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth in Item 1.01 is incorporated by reference herein.

The transactions did not involve any underwriters, underwriting discounts or commissions, or any public offering.  The issuance of these securities was deemed to be exempt from the registration requirements of the Securities Act by virtue of Section 4(a)(2) and/or Rule 506 thereunder, as a transaction by an issuer not involving a public offering.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.  The following exhibits are filed with this Report:

Exhibit Number	Description

10.1	Charter of Strategic Advisory Board

10.2	Form of Strategic Advisory Board Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Drone Aviation Holding Corp.
(Registrant)

Date: August 27, 2014	By:	/s/ Kendall Carpenter
Kendall Carpenter
Title: Chief Financial Officer

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